CIT Corporation
1211 Avenue of the Americas
New York NY 10036



[Logo]   CIT

                                                       December 31, 2001



LEVCOR INTERNATIONAL, INC.
462 Seventh Avenue, 20th Floor
New York, New York 10018


Gentlemen:


Reference is made (i) the Term Promissory Note drawn by you in our favor in the principal amount of $1,500,000.00 dated December 15, 2000, as amended (herein the "Term Note"), (ii) the Factoring Agreement between us dated September 17, 1998, as amended (herein the "Factoring Agreement"), (iii) the Equipment Security Agreement between the Company and us dated September 1, 1999, as amended, (iv) that certain Brokerage Account Pledge and Security Agreement dated September 1, 1999 executed by Robert A. Levinson in our favor, as amended, and
(v) that certain Guaranty dated September 17, 1998 executed by Robert A. Levinson in our favor (collectively the "Agreements"). Capitalized terms used herein shall have the meanings ascribed to them in the Factoring Agreement and Term Note unless specifically defined herein.

Pursuant to mutual understanding, the third paragraph on the first page of the Term Note is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

     "The principal balance of this Note shall be payable in thirty-five (35) equal consecutive monthly installments of Eight Thousand Six Hundred Ninety-Five and 65/100 U.S. Dollars ($8,695.65) each, with the first installment due and payable on February 1, 2001 and each subsequent installment due and payable on the first business of each month thereafter, and a thirty-sixth (36th) and final installment of One Million One Hundred Ninety-Five Thousand Six Hundred Fifty-Two Dollars and 25/100 U.S. Dollars ($1,195,652.25) due and payable on January 1, 2004."

Pursuant to mutual understanding, the Factoring Agreements is hereby amended as follows:

  1. Paragraph 15.1 of Section 15 of the Factoring Agreement is hereby amended by deleting the following:

     "Commencing September 2, 1999, if the actual factoring fees or charges paid to us by you during any year or part thereof (a "Period") is less than One Hundred Twenty-Five Thousand and 00/100 Dollars ($125,000.00) (the "Minimum Factoring Fees"), we shall charge your account as of the end of such Period with an amount equal to the difference between the actual factoring fees or charges paid during such Period and said Minimum Factoring Fees; provided, however, in the event the Term Promissory Note is paid and satisfied in full prior to one (1) year from the date hereof, the Minimum Factoring Fees shall automatically be reduced to One Hundred Thousand and 00/100 Dollars ($100,000.00)."

and inserting the following in lieu thereof:

     "Commencing September 2, 1999, if the actual factoring fees or charges paid to us by you during any consecutive twelve (12) month period or part thereof (a "Period") is less than Eighty-Four Thousand and 00/100 Dollars ($84,000.00) (the "Minimum Factoring Fees"), we shall charge your account as of the end of such Period with an amount equal to the difference between the actual factoring fees or charges paid during such Period and said Minimum Factoring Fees."

 2. Paragraph 16.1 of Section 16 of the Factoring Agreement is hereby amended by deleting the second sentence in its entirety and inserting the following in lieu thereof.

     "Anniversary Date" means January 1, 2004, and the same month and date in each year thereafter."

No other change in the terms or provisions of the Term Note and/or Factoring Agreement are intended or implied. If the foregoing is in accordance with your understanding, please so indicate by signing and returning to us the enclosed copy of this letter. In addition, we have asked the Guarantor to sign below to confirm his respective guaranty and pledge agreement shall continue in full force and effect notwithstanding the foregoing amendment, and agree that the Company's Obligations (as defined in the Agreements) under the Term Note are hereby deemed to constitute the Obligations of the Company pursuant to the Agreements.


                                                Very truly yours,
                                                THE CIT GROUP/COMMERCIAL
                                                  SERVICES, INC.

                                                By /s/  Anthony Montemarano
                                                   -----------------------------
                                                   Name: Anthony Montemarano
                                                   Title:  AVP


Read and Agreed:


LEVCOR INTERNATIONAL, INC.


By /s/ Robert Levinson
   -------------------------------
   Name:  Robert Levinson
   Title: President


Read and Confirmed:


/s/ Robert Levinson
----------------------------------
Robert Levinson, Individually


                                  Page 2 of 2